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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 29, 2002
                                                  ------------


                            York Research Corporation
             -----------------------------------------------------
               (Exact name of registrant as specified in charter)


      Delaware                           0-72                 06-0608633
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(State or other jurisdiction          (Commission          (IRS Employer
    of incorporation)                 File Number)           Identification No.)


               550 Mamaroneck Avenue, Suite 303 Harrison, NY 10528

                    (Address of principal executive offices)

Registrant's telephone number, including area code: (914-698-5800)





          (Former name or former address, if changed since last report)

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Item 5.  Other Events

On May 29, 2002, York Research Corporation ("York") issued a press release reporting (i) its expectation that it would shortly be filing for bankruptcy,
(ii) the delisting of its common stock, and (iii) its intent to cease filing periodic reports with the Securities and Exchange Commission. A copy of the press release is attached as an exhibit hereto.


         Exhibits:

         Exhibit 1.        Press Release

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        YORK RESEARCH CORPORATION
                                        (Registrant)

Date: May 29, 2002                  By:  /s/ ROBERT C. PALADINO
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                                        Robert C. Paladino
                                        President and Chief Executive Officer